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                             CHANGEPOINT CORPORATION

                             1999 STOCK OPTION PLAN

1.       PURPOSE OF PLAN

         1.1 The purpose of this Plan (the "Plan") is to attract, retain and motivate persons as directors, officers, employees and consultants of Changepoint Corporation (the "Corporation") and its affiliated corporations and to advance the interests of the Corporation by providing such persons with the opportunity, through share options, to acquire an increased proprietary interest in the Corporation. Those provisions of the Plan which make express reference to Section 422 of the United States Internal Revenue Code of 1986, as amended or replaced from time to time, shall apply only to Incentive Stock Options (as that term is defined in the Plan). The Plan was adopted by the Board of Directors of the Corporation effective as of August 1, 1999.

2.       DEFINED TERMS

         Where used herein, the following terms shall have the following meanings, respectively:

         2.1 "Affiliate" means any corporation which is an affiliate body corporate (within the meaning of subsection 1(4) of the Business Corporations Act (Ontario) as such provision is from time to time amended, varied or re-enacted) of the Corporation.

         2.2 "Board" means the board of directors of the Corporation or, if established and duly authorised to act, any committee of the Board of directors of the Corporation.

         2.3 "Business Day" means any day, other than a Saturday or a Sunday, on which the applicable stock exchange as set forth in
                  Section 2.11 is open for trading or, if the Shares are not listed and posted for trading on any stock exchange, any day, other than a Saturday or a Sunday, that is not a statutory holiday in the Province of Ontario.

         2.4      "Change of Control" means:

                  (a) the acquisition or continuing ownership of securities ("Convertible Securities") convertible into, exchangable for or representing the right to acquire shares of the Corporation and/or shares of the Corporation as a result of which a Person beneficially owns shares of the Corporation and/or Convertible Securities such that, assuming only the conversion, exchange or exercise of Convertible Securities beneficially owned by such Person, such Person would beneficially own shares that would entitle the holders thereof to cast more than fifty percent (50%) of the votes attaching to all shares in the capital of the Corporation that may be cast to elect directors of the Corporation; or

                  (b) the approval by the shareholders of the Corporation of a reorganization, amalgamation, merger or consolidation (a "Reorganization"), other than a Reorganization where all of the members of the board of directors of the Corporation resulting from such Reorganization (the "Resulting Corporation") are Incumbent Directors with respect to the Corporation or

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                                                            Stock Option Plan
                                                                   Page No. 2

                           were approved as directors of the Resulting
                           Corporation by the affirmative vote of at least seventy-five percent (75%) of the Incumbent Directors; or

                  (c) the approval by the shareholders of the Corporation of (i) a dissolution or winding-up of the Corporation, or (ii) a sale or other disposition ( "Sale") of all or substantially all of the assets of the Corporation, other than a Sale to a corporation (the "Purchaser") where following such Sale, all of the members of the Board of Directors of the Purchaser are Incumbent Directors with respect to the Corporation or were approved as directors of the Purchaser by the affirmative vote of at least seventy-five percent (75%) of the Incumbent Directors.

         2.5 "Code" means the United States Internal Revenue Code of 1986, as amended or replaced from time to time.

         2.6 "Consultant" means an individual, other than an employee, a director or an officer of the Corporation or its Affiliate, that:

                  (a) is engaged to provide on a bona fide basis consulting, technical, management or other services to the Corporation or to an Affiliate under a written contract between the Corporation or the Affiliate and the individual or a company or partnership of which the individual is an employee, shareholder or partner; and

                  (b) in the reasonable opinion of the Corporation, spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or an Affiliate.

         2.7 "Corporation" means Changepoint Corporation and includes any successor corporation thereto.

         2.8 "Incentive Stock Option" means an incentive stock option which is intended to meet the requirements of Section 422 of the Code.

         2.9 "Incumbent Director" means any member of the board of directors of the Corporation who is a member of the board of directors of the Corporation as of the date hereof and any successor to an Incumbent Director who is recommended or elected or appointed to succeed any Incumbent Director by the affirmative vote of the directors when that affirmative vote includes the affirmative vote of a majority of the Incumbent Directors then on the board of directors of the Corporation;

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                                                            Stock Option Plan
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         2.10     "Insider" means:

                  2.10.1 an insider as defined under Section 1(1) of the SECURITIES ACT (ONTARIO), other than a person who falls within that definition solely by virtue of being a director or senior officer of an Affiliate; and

                  2.10.2 an associate as defined under Section 1(1) of the SECURITIES ACT (ONTARIO) of any person who is an insider by virtue of Section 2.10.1 above.

         2.11 "Market Price" at any date in respect of the Shares shall be the closing price of such Shares on such stock exchange or automated quotation service in Canada or the United States on which such Shares are listed and posted for trading as may be selected for such purpose by the board (the "Exchange") on the last Business Day preceding the date on which the Option is approved by the Board. In the event that such Shares did not trade on such Business Day, the Market Price shall be the average of the bid and ask prices in respect of such Shares at the close of trading on such date. In the event that such Shares are not listed and posted for trading on any Exchange, the Market Price shall be the fair market value of such Shares as determined by the Board, having regard to generally accepted valuation principles.

         2.12 "Non-Qualified Option" means a non-statutory option which is not intended to meet the requirements of Section 422 of the Code.

         2.13 "Option" means an option to purchase Shares granted under the Plan.

         2.14 "Option Price" means the price per Share at which Shares may be purchased under the Option, as the same may be adjusted from time to time in accordance with Article 9.

         2.15     "Optionee" means a person to whom an Option has been granted.

         2.16     "Parent" means a parent corporation within the meaning of
                  Section 424(e) of the Code.

         2.17 "Person" means a person, group of persons or persons acting joint or in concert, or persons associated or affiliated with the meaning of the Business Corporation Act (Ontario) with any such person, group of persons or any of such persons acting jointly or in concert, and the term "person" as used in this definition shall have the meaning ascribed thereto in the Business Corporations Act (Ontario).

         2.18 "Plan" means the Changepoint Corporation 1999 Stock Option Plan, as the same may be amended or varied from time to time.

         2.19 "Share Compensation Arrangement" means any stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Shares, including a share purchase from treasury which is financially assisted by the Corporation by way of a loan, guarantee or otherwise.

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                                                            Stock Option Plan
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         2.20     "Shares" means the common shares of the Corporation or, in the event of an adjustment contemplated by Article 9, such other shares or securities to which an Optionee may be entitled upon the exercise of an Option as a result of such adjustment.

         2.21 "Subsidiary" means a subsidiary corporation within the meaning of Section 424(f) of the Code.

3.       TYPE OF OPTIONS AND ADMINISTRATION OF THE PLAN

         3.1 Options granted pursuant to the Plan shall be authorized by action of the Board and may be either Incentive Stock Options or Non-Qualified Options.

         3.2 The Plan shall be administered by the Board in accordance with applicable laws and regulatory requirements including, without limitation, requirements imposed pursuant to applicable securities and tax laws in Canada and the United States.

         3.3 The Board shall have the power, where consistent with the general purpose and intent of the Plan and subject to the specific provisions of the Plan:

                  3.3.1 To establish policies and to adopt rules and regulations for carrying out the purposes, provisions and administration of the Plan.

                  3.3.2 To interpret and construe the Plan and to determine all questions arising out of the Plan and any Option granted pursuant to the Plan and any such interpretation, construction or determination made by the Board shall be final, binding and conclusive for all purposes.

                  3.3.3 To determine which persons are granted Options and the number of Shares covered by each Option.

                  3.3.4    To determine the Option Price.

                  3.3.5 To determine the time or times when Options will be granted and exercisable.

                  3.3.6 To determine if the Shares which are subject to an Option will be subject to any restrictions upon the exercise of such Option.

                  3.3.7 To grant Options and to prescribe the form of the instruments relating to the grant, exercise and other terms of Options.

4.       SHARES SUBJECT TO THE PLAN

         4.1 Options may be granted in respect of authorised and unissued Shares provided that, subject to the increase by the Board and the receipt of any and all requisite approvals, the maximum aggregate number of Shares which may be purchased upon the exercise of all Options granted under the Plan shall not exceed 2,000,000, subject to adjustment or increase of such number pursuant to the provisions of Article 9. Shares in respect of which Options have expired or otherwise been cancelled shall be

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                                                            Stock Option Plan
                                                                   Page No. 5

                  available for subsequent Options under the Plan. No fractional Shares may be purchased or issued under the Plan.

5.       ELIGIBILITY; GRANT; TERMS OF OPTIONS

         5.1 Options may be granted to directors, officers, full-time and part-time employees and Consultants of the Corporation or of any Affiliate, provided that Incentive Stock Options may only be granted to individuals who are employees (within the meaning of Section 3401(c) of the Code) of the Corporation or any Affiliate. Non-Qualified Options may also be granted to a corporation of which a Consultant is an employee or a shareholder or to a partnership of which a Consultant is an employee or partner, and reference herein to a grant of an Option to a Consultant shall include a grant to such corporation or partnership.

         5.2 Options may be granted by the Corporation pursuant to the recommendations of the President of the Corporation from time to time provided and to the extent that such decisions are approved by the Board.

         5.3      Subject as herein and otherwise specifically provided in this
                  Article 5, the number of Shares subject to each Option, the Option Price, the expiration date of each Option, the extent to which each Option shall vest and be exercisable from time to time during the term of the Option and other terms and conditions relating to each such Option shall be determined by the Board, provided, that all such terms and provisions shall not be inconsistent with the requirements of applicable law and shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code. At no time shall the period during which an Option shall be exercisable exceed ten (10) years.

         5.4 Except as provided in Section 8.1(c) hereof with respect to Incentive Stock Options, in the event that no specific determination otherwise is made by the Board, the period during which an Option shall be exercisable shall be ten (10) years from the date the Option is granted to the Optionee.

         5.5 Subject to the provisions of Section 8.1(b) hereof with respect to Incentive Stock Options, the Option Price of Shares which are the subject of any Option shall in no circumstances be lower than the Market Price of the Shares at the date of the grant of the Option.

         5.6 The maximum number of Shares which may be reserved for issuance to any one Optionee under this Plan or under any other Share Compensation Arrangement shall not exceed five percent (5%) of the Shares outstanding at the date of the grant (on a non-diluted basis).

         5.7 The maximum number of Shares which may be reserved for issuance to Insiders under the Plan or under any other Share Compensation Arrangement shall be ten percent (10%) of the Shares outstanding at the date of the grant (on a non-diluted basis).

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                                                            Stock Option Plan
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         5.8      The maximum number of Shares which may be issued to any one
                  Insider and such Insider's associates under the Plan and any other Share Compensation Arrangement in any 12 month period shall be five percent (5%) of the Shares outstanding at the date of the issuance (on a non-diluted basis). The maximum number of Shares which may be issued to any Insiders under the Plan and any other Share Compensation Arrangement in any twelve (12) month period shall be ten percent (10%) of the Shares outstanding at the date of the issuance (on a non-diluted basis).

         5.9 Any entitlement to acquire Shares granted pursuant to the Plan or any other Share Compensation Arrangement prior to the Optionee becoming an Insider shall be excluded for the purposes of the limits set out in Sections 5.7 and 5.8 above.

         5.10 An Option is personal to the Optionee and may not in any circumstances be assigned, sold, transferred, pledged or otherwise disposed of or encumbered.

6. CHANGE OF CONTROL OR TERMINATION OF DIRECTORSHIP, EMPLOYMENT OR CONSULTANCY; DEATH

         6.1      a)       Subject to any express resolution passed by the Board
                           with respect to an Option, in the event that there occurs a Change of Control and the Shares are not listed and posted for trading on any Exchange, then the Optionee, if so required by the Corporation by notice in writing delivered to the Optionee prior to the effective time of the Change of Control (the
                           "Effective Time"), shall at the Effective Time exercise all of the Options held by the Optionee and, concurrent with such exercise, the Corporation shall purchase from the Optionee, at the greater of the Option Price and Market Price of the Options, all of the Shares issued to the Optionee upon such exercise.

                  (b) Subject to the provisions of Section 8(d) hereof with respect to Incentive Stock Options and any express resolution passed by the Board with respect to an Option, in the event that the Optionee ceases for any reason, including resignation, termination, disability or death, to be any of a director, officer, employee or Consultant of the Corporation or of any Affiliate (a "Termination"), the following shall apply:

                           (i) if the Shares are not listed and posted for trading on any Exchange, then the Optionee, if so required by the Corporation by notice in writing delivered to the Optionee prior to the expiry of ninety (90) days from the date of the Termination, shall forthwith upon receipt of such notice exercise all of the Options held by the Optionee and, concurrent with such exercise, the Corporation shall purchase from the Optionee, at the greater of the Option Price and the Market Price of such Options, all of the Shares issued to the Optionee upon such exercise; and

                           (ii) if the Shares are listed and posted for trading on any Exchange, then any and all Options held by the Optionee which are then otherwise exercisable shall automatically expire and cease to be exercisable upon the expiry of ninety (90) days from the date of the Termination, unless the Termination was due to the death or disability of the

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                                                            Stock Option Plan
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                                    Optionee, in which case such Options shall
                                    automatically expire and cease to be
                                    exercisable upon the expiry of one hundred and eighty (180) days from the date of the Termination.

                  (c) In the event that an Optionee fails to exercise an Option in accordance with the provisions of this
                           Section 6.1, such Options shall immediately expire and cease to be exercisable.

         6.2 Notwithstanding any other provision hereof, an Option which has not yet vested shall:

                  (i) automatically expire immediately upon the occurrence of a Termination; and

                  (ii) immediately upon the occurrence of a Change of Control be subject to cancellation by the Corporation, in its sole and exclusive discretion, at any time, provided that if the Corporation elects to cancel an unvested Option upon a Change of Control it shall provide the Optionee with money or property, including but not limited to securities of the Corporation or another corporation, of substantially equivalent value to that of the cancelled Option, such value to be determined by the Board, having regard to generally accepted valuation principles.

         6.3 In the event the Corporation purchases or cancels an Option pursuant to Section 6.1 or 6.2 above, the Corporation shall be entitled to withhold from any and all amounts payable to the Optionee all amounts required by law to be deducted at source, including but not limited to income taxes, pension plan premiums and unemployment insurance premiums.

7.       EXERCISE OF OPTIONS

         7.1 Subject to the provisions of the Plan, an Option may be exercised from time to time by delivery to the Corporation at its registered office of a written notice of exercise addressed, and satisfactory in form and substance, to the Secretary of the Corporation specifying the number of Shares with respect to which the Option is being exercised and accompanied by payment in full, in the manner approved by the Board, of the Option Price of the Shares to be purchased. Certificates for such Shares shall be issued and delivered to the Optionee within a reasonable period of time following the receipt of such notice and payment.

         7.2 Notwithstanding any of the provisions contained in the Plan or in any Option, the Corporation's obligation to issue Shares to an Optionee pursuant to the exercise of an Option shall be subject to:

                  7.2.1 completion of such registration or other qualification of such Shares (or the availability of an exemption therefrom) or obtaining approval of such governmental or regulatory authority as counsel to the Corporation shall reasonably determine to be necessary or advisable in connection with the authorization, issuance or sale thereof;

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                                                            Stock Option Plan
                                                                   Page No. 8

                  7.2.2 the admission of such Shares to listing on the Exchange, if applicable;

                  7.2.3 the receipt from the Optionee of an agreement and undertaking, in form and substance satisfactory to counsel to the Corporation, to be bound by the terms of any unanimous shareholder agreement then in effect among the shareholders of the Corporation; and

                  7.2.4 the receipt from the Optionee of such representations, agreements and undertakings, including as to future dealings in such Shares, as counsel to the Corporation reasonably determines to be necessary or advisable in order to safeguard against the violation of the laws of any jurisdiction.

8.       INCENTIVE STOCK OPTIONS

         8.1 Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

                  (a) All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

                  (b) The Option Price of an Incentive Stock Option, shall not be less than 100% of the Market Price of the Shares at the time of grant of such Option, or less than 110% of such Fair Market Value in the case of Options described in Section 8(c) hereof.

                  (c) If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such Option, the owner of Shares possessing more than 10% of the total combined voting power of all classes of shares of the Corporation (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                           (i) the purchase price per Share subject to such Incentive Stock Option shall not be less than 110% of the Market Price of one Share at the time of grant; and

                           (ii) the option exercise period shall not exceed five (5) years from the date of grant.

                  (d) For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Corporation) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar

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                                                            Stock Option Plan
                                                                   Page No. 9

                           year for Shares with an aggregate Market Price , as of the respective date or dates of grant, of more than $100,000.

                  (e) No Incentive Stock Option may be exercised unless, at the time of such exercise, the Optionee is, and has been continuously since the date of grant of his or her Option, employed by the Corporation or its Parent or Subsidiary, except that:

                           (i) an Incentive Stock Option may be exercised within the period of three (3) months after the date the Optionee ceases to be an employee of the Corporation or its Parent or Subsidiary(or within such lesser period as may be specified in the applicable option agreement), to the extent it is otherwise exercisable at the time of such cessation,

                           (ii) if the Optionee dies while in the employ of the Corporation or its Parent or Subsidiary, or within three (3) months after the Optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one (1) year after the date of death (or within such lesser period as may be specified in the applicable option agreement), to the extent it is otherwise exercisable at the time of the Optionee's death, and

                           (iii) if the Optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) while in the employ of the Corporation or its Parent or Subsidiary, the Incentive Stock Option may be exercised within the period of one
                                    (1) year after the date the Optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement), to the extent it is otherwise exercisable at the time of such cessation.

                  For all purposes of the Plan and any Option granted hereunder, "employment" shall be defined in accordance with the provisions of United States Department of Treasury Regulations
                  Section 1.421-7(h) (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

9.       CERTAIN ADJUSTMENTS

         9.1 Appropriate adjustments in the number of Shares subject to the Plan, and as regards Options granted or to be granted, in the number of Shares optioned and in the Option Price shall be made by the Board to give effect to adjustments in the number of Shares of the Corporation resulting from subdivisions, consolidations or reclassifications of the Shares of the Corporation, the payment of stock dividends or cash dividends by the Corporation (other than dividends in the ordinary course), the

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                                                            Stock Option Plan
                                                                  Page No. 10

                  distribution of securities, property or assets by way of dividend or otherwise (other than dividends in the ordinary course), or other relevant changes in the capital stock of the Corporation, subsequent to the approval of the Plan by the Board.

10.               WITHHOLDING

         10.1 The Corporation shall have the right to deduct and withhold from payments or distributions of any kind otherwise due to the Optionee any United States or Canadian federal, state, provincial or local taxes of any kind required by law to be so deducted and withheld with respect to any Shares issued upon exercise of Options under the Plan. Subject to the prior approval of the Corporation, which may be withheld by the Corporation in its sole discretion, the Optionee may elect to satisfy such obligations, in whole or in part by (i) causing the Corporation to withhold Shares otherwise issuable pursuant to the exercise of an Option, (ii) delivering to the Corporation Shares already owned by the Optionee, or (iii) delivering to the Corporation cash or a cheque to the order of the Corporation in an amount equal to the amount required to be so deducted and withheld. The Shares delivered in accordance with method (ii) above or withheld in accordance with method (i) above shall have a Market Price equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An Optionee who has made (with the Corporation's approval) an election pursuant to method (i) or (ii) of this Section 10.1 may only satisfy his or her withholding obligation with Shares which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

         10.2 The acceptance of Shares upon exercise of an Incentive Stock Option shall constitute an agreement by the Optionee (i) to notify the Corporation if any or all of such Shares are disposed of by the Optionee within two (2) years from the date the Option was granted or within one (1) year from the date the Shares were issued to the Optionee pursuant to the exercise of the Option, and (ii) if required by law, to remit to the Corporation, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Corporation's federal, state, provincial, local or other withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the Optionee is in the employ of the Corporation or its Affiliate at the time of such disposition.

11.      AMENDMENT OR DISCONTINUANCE OF PLAN

         11.1 Subject to the provisions of Section 13.1 hereof and compliance with all applicable legal and regulatory requirements, the Board may amend or discontinue the Plan at any time, provided however that no such amendment may without the consent of the Optionee alter or impair, in a manner which is materially adverse to the Optionee, any of the terms of any Option previously granted to an Optionee under the Plan.

12.      MISCELLANEOUS PROVISIONS

         12.1 The holder of any Option shall not have any rights as a shareholder of the Corporation with respect to any of the Shares covered by such Option until such

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                                                            Stock Option Plan
                                                                  Page No. 11

                  holder shall have exercised such Option in accordance with the terms of the Plan (including tendering payment in full of the Option Price of the Shares in respect of which the Option is being exercised) and the Corporation shall be obliged to issue such Shares to the Optionee in accordance with the terms of the Plan.

         12.2 Nothing in the Plan or any Option shall confer upon an Optionee any right to continue in the employ of the Corporation or any Affiliate or affect in any way the right of the Corporation or any Affiliate to terminate his employment at any time. Nor shall anything in the Plan or any Option be deemed or construed to constitute an agreement or an expression of intent, on the part of the Corporation or any Affiliate to extend the employment of any Optionee beyond the time which he would normally be retired pursuant to the provisions of any present or future retirement plan of the Corporation or any Affiliate or beyond the time at which he would otherwise be retired pursuant to the provisions of any contract of employment with the Corporation or any Affiliate.

         12.3 Each Optionee shall have the sole responsibility for understanding the income tax consequences and the calculation and payment of any income tax liability resulting from the exercise of an Option granted hereunder and the sale of Shares issued by the Corporation pursuant to the exercise of an Option.

13.      EFFECTIVE DATE AND REGULATORY APPROVAL

         13.1     The Plan shall become effective as of the date set forth in
                  Section 1.1 hereof, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the shareholders of the Corporation. If such shareholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan shall become effective as of the latest of (i) the date of adoption of the amendment by the Board,
                  (ii) the date set forth in the amendment or (iii) in the case of any amendment requiring shareholder approval, the date such amendment is approved by the shareholders of the Corporation. Notwithstanding the foregoing, no Incentive Stock Option granted on or after the effective date of any such amendment requiring shareholder approval to qualify for Incentive Stock Option treatment under Section 422 of the Code shall become exercisable unless and until such amendment shall have been approved by the shareholders of the Corporation. If such shareholder approval is not obtained within twelve (12) months of the Board's adoption of such amendment, no Options granted on or after the effective date of such amendment shall be deemed Incentive Stock Options and no Incentive Stock Options shall be granted thereafter.

         13.2 The Plan shall be subject to the approval of any relevant regulatory authority whose approval is required. Any Options granted prior to such approval shall be conditional upon such approval being given and no such Options may be exercised unless such approval is given.

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                                                            Stock Option Plan
                                                                  Page No. 12

         13.3 The Plan shall terminate automatically ten (10) years after its adoption by the Board. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination.